UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  -  December 5, 2005

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

222 South 9th Street, Suite 2300, Minneapolis, Minnesota     55402-4099

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (612) 376-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

(a).                               On December 5, 2005, Bemis Company, Inc. issued a press release announcing that it had completed its evaluation regarding the repatriation of unremitted earnings of certain non-U.S. subsidiaries under the provisions of the American Jobs Creation Act of 2004.  A copy of this press release is furnished as Exhibit 99 to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c).                               The December 5, 2005, Bemis Company, Inc. press release regarding the American Jobs Creation Act of 2004.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Gene C. Wulf	By	/s/ Stanley A. Jaffy
	Gene C. Wulf, Senior Vice President,		Stanley A. Jaffy, Vice President
	and Chief Financial Officer		and Controller

Date	December 5, 2005	Date	December 5, 2005